                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated March 18, 1997 (and to all references to our Firm) included in or made a part of this Registration Statement of Hibbett Sporting Goods, Inc. on Form S-1.

                                        /S/ ARTHUR ANDERSEN LLP
  ------------------------------------------------------------------------------
                                        ARTHUR ANDERSEN LLP

Birmingham, Alabama
September 26, 1997